UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2016

NorthStar Real Estate Income II, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-55189 (Commission File Number)	90-0916682 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)
(212) 547-2600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On August 3, 2016, NorthStar Real Estate Income II, Inc. (“NorthStar Income II”), through its operating partnership, entered into a Membership Interest and Note Sale-Purchase Agreement (the “Purchase and Sale Agreement”) with NorthStar Realty Finance Limited Partnership (the “Seller”), an affiliate of a company managed by NorthStar Income II’s sponsor. Pursuant to the Purchase and Sale Agreement, NorthStar Income II agreed to, among other things, acquire 100% of the membership interests (the “Transaction”) in PE Investments-T CAM2, LLC, a Delaware limited liability company, which owns a diversified portfolio of limited partnership or similar equity interests (“Interests”) in 41 real estate private equity funds (the “Funds”) managed by 20 institutional-quality sponsors (the “PE Fund Portfolio”) with an aggregate reported net asset value of approximately $344.3 million as of March 31, 2016 (the “Record Date”). The PE Fund Portfolio holds interests in assets that are diversified geographically across 24 states and internationally and diversified by investment type, including mixed-use, multifamily, office and hotel properties.

Pursuant to the Purchase and Sale Agreement, NorthStar Income II will acquire the PE Fund Portfolio at a price equal to 92.25% of the aggregate reported net asset value as of the Record Date. NorthStar Income II will pay approximately $273.1 million for the PE Fund Portfolio, with $68.3 million payable at the closing and $204.9 million payable on December 31, 2016, subject to adjustments for distributions and contributions following the Record Date. In addition, NorthStar Income II will assume $44.4 million of deferred purchase price obligations to third parties from whom the Seller had originally acquired certain of the assets within the PE Fund Portfolio and will agree to indemnify the Seller in connection with the Seller’s continuing guarantee of the payment of such deferred obligations. On August 19, 2016, the Purchase and Sale Agreement became binding to NorthStar Income II following the receipt by the board of directors of NorthStar Income II, including its independent directors, of third-party pricing support.

NorthStar Income II will be entitled to receive all distributions of cash flow and return of capital attributable to the Interests within the PE Fund Portfolio from and after the Record Date. Further, NorthStar Income II will be obligated to fund all additional capital contributions made from and after the Record Date for each acquired Interest. Although NorthStar Income II’s maximum future obligation for capital contributions is approximately $105.9 million, it currently expects to fund significantly less over the course of the investment. As of August 25, 2016, the net distributions to which NorthStar Income II will be entitled are in excess of $30.0 million, with additional distributions expected prior to closing.

The Transaction is expected to close on or around September 15, 2016 and must, in any event, close on or before September 30, 2016, and is subject to customary closing conditions, including obtaining third-party consents that are outside of the control of NorthStar Income II. If the general partner of a Fund withholds its consent to the Transaction and such consent is required under the applicable Fund operating agreement, such Fund Interest will be excluded from the Transaction, resulting in a purchase price adjustment as further described in the Purchase and Sale Agreement.

The foregoing description of the Purchase and Sale Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the Purchase and Sale Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K, which agreement is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Membership Interest and Note Sale-Purchase Agreement, dated August 3, 2016, by and among NorthStar Realty Finance Limited Partnership and NorthStar Real Estate Income Operating Partnership II, LP

Safe Harbor Statement

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “will,” “may,” “plans,” “expects,” “intends” or other similar words or expressions. These statements are based on NorthStar Income II’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward looking statements; NorthStar Income II can give no assurance that its expectations will be attained. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results. Variations of assumptions and results may be material. Factors that could cause actual results to differ materially from NorthStar Income II’s expectations include, but are not limited to, NorthStar Income II's ability to complete the acquisition of the Interests, in whole or in part, including its ability to obtain all required third-party and general partner consents, the actual amount of capital contributions that NorthStar Income II is required to fund, the actual amount of net distributions NorthStar Income II will receive, the ability of NorthStar Income II to pay the deferred purchase price obligations in the Transaction, the performance of the underlying real estate private equity funds, future property values, the impact of any losses from NorthStar Income II’s investments on cash flow and returns, the impact of leverage, including the leverage associated with the assets in the underlying Funds, on investment performance, property level cash flow, changes in economic conditions generally and the real estate and debt markets specifically, availability of capital, the ability to achieve targeted returns, changes to generally accepted accounting principles, policies and rules applicable to REITs and the factors specified in in Part I, Item 1A of NorthStar Income II’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and in Part II, Item 1A of NorthStar Income II’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, as well as in NorthStar Income II’s other filings with the Securities and Exchange Commission. The foregoing list of factors is not exhaustive. All forward-looking statements included in this Current Report on Form 8-K are based upon information available to NorthStar Income II on the date of this report and NorthStar Income II is under no duty to update any of the forward-looking statements after the date of this report to conform these statements to actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Real Estate Income II, Inc.

Date: August 25, 2016	By:	/s/ Jenny B. Neslin
Jenny B. Neslin
General Counsel and Secretary

EXHIBIT LIST

Exhibit Number	Description
10.1	Membership Interest and Note Sale-Purchase Agreement, dated August 3, 2016, by and among NorthStar Realty Finance Limited Partnership and NorthStar Real Estate Income Operating Partnership II, LP